Key management personnel compensation	12 Months Ended
Jun. 30, 2026
Key Management Personnel Compensation
Key management personnel compensation

43. Key management personnel compensation

	2026 USD	2025 USD	2024 USD
Short-term employee benefits	(658,874)	(283,243)	(97,033)
Post-employment benefits	(12,130)	–	–
Other long-term benefits	–	–	–
Termination benefits	–	–	–
Share-based payments	–	–	–
	(671,004)	(283,243)	(97,033)

Key management personnel comprise the directors of the Company, the Chief Financial Officer, the Chief Strategy Officer and the Head of Investor Relations.

Short-term employee benefits comprise salaries and fees of USD 581,480, a sign-on bonus of USD 50,000 and non-monetary benefits of USD 27,394. Non-monetary benefits comprise medical, dental, vision and workers’ compensation premiums borne by the Group. Post-employment benefits comprise superannuation guarantee contributions. Two directors have elected to receive a salary of USD 1 per year.